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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                 AUGUST 26, 1998
                                 ---------------

                            QUORUM HEALTH GROUP, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                            (State of Incorporation)

     33-31717-A                                         62-1406040
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(Commission File Number)                     (IRS Employer Identification No.)


                103 CONTINENTAL PLACE, BRENTWOOD, TENNESSEE 37027
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               (Address of principal executive offices) (Zip Code)


                                 (615) 371-7979
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
              (Former name, former address and former fiscal year,
                          if changed since last report)










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ITEM 5.    OTHER EVENTS.

         On August 26, 1998, Quorum Health Group, Inc. (the "Company") announced that it has been authorized by its Board of Directors to repurchase up to 3 million shares of its common stock.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits. The following exhibit is filed as a part of this report:

Exhibit 99 Copy of press release dated August 26, 1998 relating to 3 million share common stock repurchase.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            QUORUM HEALTH GROUP, INC.



Date: August 26, 1998                   By: \s\ Ashby Q. Burks
                                            -----------------------------------
                                        Ashby Q. Burks, Vice President/
                                        General Counsel & Secretary